Exhibit 10.3

FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT AND CONSENT

This First Amendment to Loan and Security Agreement and Consent (this “Amendment”) is entered into as of May 5, 2022 between INTERPACE BIOSCIENCES, INC., a Delaware corporation (“Parent”), INTERPACE DIAGNOSTICS CORPORATION, a Delaware corporation (“Diagnostics Corporation”), INTERPACE DIAGNOSTICS, LLC, a Delaware limited liability company (“Diagnostics”), and INTERPACE PHARMA SOLUTIONS, INC., a Delaware corporation (“Pharma Solutions” and, together with Parent, Diagnostics Corporation and Diagnostics, the “Borrowers” and each individually a “Borrower”) and BROADOAK FUND V, L.P. (“Lender”).

RECITALS

Borrowers and Lender are parties to that certain Loan and Security Agreement, dated as of October 29, 2021, as it may be amended, restated or otherwise modified from time to time (the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment. In addition, Borrowers have requested Lender’s consent to the incurrence of certain convertible Indebtedness.

NOW, THEREFORE, the parties agree as follows:

1. Consents.

(a) Section 7.4 of the Agreement prohibits the incurrence of Indebtedness other than Permitted Indebtedness. Borrowers have informed Lender that Parent desires to incur certain convertible Indebtedness in an aggregate original principal amount equal to Two Million Dollars ($2,000,000.00) (the “Convertible Debt”) payable to BroadOak Fund V, L.P. (in its capacity as the holder of the Convertible Debt, the “Holder”), under that certain Subordinated Convertible Promissory Note dated as of the date hereof by and among Parent and Holder, a copy of which is attached hereto as Exhibit A (“Convertible Note”). Pursuant to the terms of the Convertible Note, the Convertible Debt may be converted into shares of Parent’s common stock (the “Company Shares”) or an additional term loan advance under the Agreement (an “Additional Advance”), subject to the terms and conditions set forth in the Convertible Note. Borrowers have requested that Lender consent to the incurrence of the Convertible Debt, the issuance of the Convertible Note and the conversion of the Convertible Debt into Company Shares or an Additional Advance, together with all other necessary or ancillary transactions related to the foregoing (collectively, the “Convertible Debt Transactions”).

(b) Lender hereby consents to the Convertible Debt Transactions; provided that no default or Event of Default has occurred (and not been waived in writing by Lender) under any of the Loan Documents prior to the consummation of the Convertible Debt Transactions or would result after giving effect thereto.

(c) Except as specifically set forth herein, the consents above shall not be deemed to amend or alter in any respect the terms and conditions of the Agreement or any of the other Loan Documents, or to constitute a waiver or release by Lender of any right, remedy, Collateral, default or Event of Default under the Agreement or any of the other Loan Documents, except to the extent specifically set forth herein. These consents shall not act as a consent to any other transaction, act or omission, whether related or unrelated thereto and shall not extend to or affect any obligation, covenant or agreement not expressly consented hereto. Furthermore, these consents shall not affect in any manner whatsoever any rights or remedies of Lender with respect to any other non-compliance by any Borrower with the Agreement or the other Loan Documents, whether in the nature of a default or Event of Default, and whether now in existence or subsequently arising, and shall not apply to any other transaction.

2. Amendments to Agreement.

(a) The penultimate sentence of Section 7.7 of the Agreement is hereby amended and restated in its entirety to read as follows:

“Nothing in this Section 7.7 shall restrict (i) the conversion of preferred Equity Interests to common Equity Interests, notwithstanding any deemed dividend which may arise in connection therewith, (ii) the conversion of the Convertible Debt into Equity Interests or (iii) the conversion of the Convertible Debt into additional Obligations under this Agreement.”

(b) Section 13.1 of the Agreement is hereby amended to add the following new defined terms in the appropriate alphabetical order:

“Convertible Debt” is the Indebtedness of Parent outstanding under the Convertible Note.

“Convertible Note” is that certain Subordinated Convertible Promissory Note, dated as of May 5, 2022, by and between Parent and Lender, in an aggregate principal amount equal to $2,000,000.00.

(c) Clause (a) of the definition of “Permitted Indebtedness” set forth in Section 13.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

“(a) Borrower’s Indebtedness to Lender (i) under this Agreement and the other Loan Documents and (ii) under the Convertible Note;”

(d) The definition of “Subordinated Debt” set forth in Section 13.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

““Subordinated Debt” is indebtedness incurred by Borrower subordinated to all of Borrower’s now or hereafter indebtedness to Lender (pursuant to a subordination, intercreditor, or other similar agreement in form and substance satisfactory to Lender entered into between Lender and the other creditor), on terms acceptable to Lender; provided that the Obligations and the Convertible Debt shall not constitute Subordinated Debt.”

(e) The definition of “Term Loan Advance” set forth in Section 13.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

““Term Loan Advance” is defined in Section 2.1.1(a) and, if applicable, shall include any additional term loan advance deemed funded to Borrower upon the conversion of the Convertible Note into additional Obligations under this Agreement in accordance with the terms of the Convertible Note.”

(f) The definition of “Terminal Multiple” set forth in Section 13.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

““Terminal Multiple” means, (a) if a Change in Control occurs on or prior to the second anniversary of the Term Loan Advance Date, two tenths (0.20) and (b) upon the earlier of the Term Loan Maturity Date or a Change in Control to occur after the second anniversary of the Term Loan Advance Date, three tenths (0.30).”

3. No course of dealing on the part of Lender or its officers, nor any failure or delay in the exercise of any right by Lender, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Lender’s failure at any time to require strict performance by Borrower of any provision shall not affect any right of Lender thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Lender.

4. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remains in full force and effect in accordance with its terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Lender under the Agreement, as in effect prior to the date hereof.

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5. Each Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct in all material respects as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

6. As a condition to the effectiveness of this Amendment, Lender shall have received, in form and substance satisfactory to Lender, the following:

(a) this Amendment, duly executed by each Borrower;

(b) an amendment to the Subordination Agreement, duly executed by Comerica Bank;

(c) all reasonable Lender Expenses incurred through the date of this Amendment, which may be debited from any of any Borrower’s accounts; and

(d) such other documents, and completion of such other matters, as Lender may reasonably deem necessary or appropriate.

7. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

INTERPACE BIOSCIENCES, INC.

By:	/s/ Thomas W. Burnell

Name:	Thomas W. Burnell

Title:	Chief Executive Officer

INTERPACE DIAGNOSTICS CORPORATION

By:	/s/ Thomas W. Burnell

Name:	Thomas W. Burnell

Title:	Chief Executive Officer

INTERPACE DIAGNOSTICS, LLC

By:	/s/ Thomas W. Burnell

Name:	Thomas W. Burnell

Title:	Chief Executive Officer

INTERPACE PHARMA SOLUTIONS, INC.

By:	/s/ Thomas W. Burnell

Name:	Thomas W. Burnell

Title:	Chief Executive Officer

BROADOAK FUND V, L.P.

By:	/s/ William Snider

Name:	William Snider

Title:	Manager